UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Nissan Auto Lease Trust 2021-A

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001886591

Nissan Auto Leasing LLC II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001244832

Nissan-Infiniti LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

Nissan Motor Acceptance Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-258304-02	87-6662208
(State or Other Jurisdiction	(Commission File Number	(IRS Employer Identification No.
of Incorporation of Issuing Entity)	of Issuing Entity)	of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 6.02	CHANGE OF SERVICER OR TRUSTEE

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022 between U.S. Bank National Association (“U.S. Bank N.A.”) and U.S. Bank Trust Company, National Association (“U.S. Bank Trust Co.”) and as a result of the transfer of substantially all of U.S. Bank N.A.’s corporate trust business to U.S. Bank Trust Co., effective as of April 1, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the indenture trustee (in such capacity, the “Indenture Trustee”), note registrar and paying agent under the Indenture between Nissan Auto Lease Trust 2021-A (the “Issuing Entity”) and U.S. Bank Trust Co. dated October 26, 2021 (the “Indenture”), for the benefit of the noteholders, and as the certificate registrar under the Trust Agreement between Nissan Auto Leasing LLC II, as depositor, and Wilmington Trust, National Association, as owner trustee, dated as of October 26, 2021. Also pursuant to the Assignment and Assumption Agreement, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the titling company registrar under the Limited Liability Company Agreement of Nissan-Infiniti LT LLC, dated as of April 1, 2021. The duties and responsibilities of the indenture trustee, limitations on the indenture trustee’s liability and indemnification under the transaction agreements and the contractual provisions regarding the indenture trustee’s removal, replacement or resignation under the transaction agreements and other information contemplated by Item 1109(a)(3) through (6) of Regulation AB remains unchanged from the information described in the final prospectus, dated October 20, 2021 and filed with the Commission on October 22, 2021.

U.S. Bank N.A. made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S. Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as “U.S. Bank”). Upon U.S. Bank Trust Co.’s succession to the business of U.S. Bank N.A., it became a wholly owned subsidiary of U.S. Bank N.A. The Indenture Trustee will maintain the accounts of the Issuing Entity in the name of the Indenture Trustee at U.S. Bank N.A.

U.S. Bancorp, with total assets exceeding $573 billion as of December 31, 2021, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States. As of December 31, 2021, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities. The Indenture will be administered from U.S. Bank’s corporate trust office located at 190 South LaSalle Street, 7th Floor, Chicago, IL 60603.

U.S. Bank has provided corporate trust services since 1924. As of December 31, 2021, U.S. Bank was acting as trustee with respect to over 118,000 issuances of securities with an aggregate outstanding principal balance of over $5.2 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The Indenture Trustee shall make each monthly statement available to the noteholders via the Indenture Trustee’s internet website at https://pivot.usbank.com. Noteholders with questions may direct them to the Indenture Trustee’s bondholder services group at (800) 934-6802.

As of December 31, 2021, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as indenture trustee, registrar and paying agent on 160 issuances of automobile receivables-backed securities with an outstanding aggregate principal balance of approximately $69,296,700,000.

U.S. Bank N.A. and other large financial institutions have been sued in their capacity as trustee or successor trustee for certain residential mortgage-backed securities (“RMBS”) trusts. The complaints, primarily filed by investors or investor groups against U.S. Bank N.A. and similar institutions, allege the trustees caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers to comply with the governing agreements for these RMBS trusts. Plaintiffs generally assert causes of action based upon the trustees’ purported failures to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties, notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and abide by a heightened standard of care following alleged events of default.

U.S. Bank N.A. denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors, that it has meritorious defenses, and it has contested and intends to continue contesting the plaintiffs’ claims vigorously. However, U.S. Bank N.A. cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts.

On March 9, 2018, a law firm purporting to represent fifteen Delaware statutory trusts (the “DSTs”) that issued securities backed by student loans (the “Student Loans”) filed a lawsuit in the Delaware Court of Chancery against U.S. Bank N.A. in its capacities as Indenture Trustee and successor special servicer, and three other institutions in their respective transaction capacities, with respect to the DSTs and the Student Loans. This lawsuit is captioned The National Collegiate Student Loan Master Trust I, et al. v. U.S. Bank National Association, et al., C.A. No. 2018-0167-JRS (Del. Ch.) (the “NCMSLT Action”). The complaint, as amended on June 15, 2018, alleged that the DSTs have been harmed as a result of purported misconduct or omissions by the defendants concerning administration of the trusts and special servicing of the Student Loans. Since the filing of the NCMSLT Action, certain Student Loan borrowers have made assertions against U.S. Bank N.A. concerning special servicing that appear to be based on certain allegations made on behalf of the DSTs in the NCMSLT Action.

U.S. Bank N.A. has filed a motion seeking dismissal of the operative complaint in its entirety with prejudice pursuant to Chancery Court Rules 12(b)(1) and 12(b)(6) or, in the alternative, a stay of the case while other prior filed disputes involving the DSTs and the Student Loans are litigated. On November 7, 2018, the Court ruled that the case should be stayed in its entirety pending resolution of the first-filed cases. On January 21, 2020, the Court entered an order consolidating for pretrial purposes the NCMSLT Action and three other lawsuits pending in the Delaware Court of Chancery concerning the DSTs and the Student Loans, which remains pending.

U.S. Bank N.A. denies liability in the NCMSLT Action and believes it has performed its obligations as Indenture Trustee and special servicer in good faith and in compliance in all material respects with the terms of the agreements governing the DSTs and that it has meritorious defenses. It has contested and intends to continue contesting the plaintiffs’ claims vigorously.

ITEM 8.01	OTHER EVENTS

On April 1, 2022, Nissan Auto Lease Trust 2021-A, a Delaware statutory trust (the “Issuing Entity”), Nissan Motor Acceptance Company LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), U.S. Bank Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as secured party, and U.S. Bank National Association as securities intermediary (in such capacity, the “Securities Intermediary”), entered into the Account Control Agreement, pursuant to which the Securities Intermediary will maintain certain accounts.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 99.1	Account Control Agreement among the Issuing Entity, the Servicer, the Indenture Trustee and the Securities Intermediary dated as of April 1, 2022.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	/s/ Douglas E. Gwin, Jr.
Name: Douglas E. Gwin, Jr.
Title: Assistant Treasurer

Date: April 7, 2022